UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                         ______________________________

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                         ______________________________

         Date of report (Date of earliest event reported): July 26, 2004

                         NORTH CENTRAL BANCSHARES, INC.
             (Exact name of registrant as specified in its charter)

             Iowa                       0-27672                  42-1449849
(State or other jurisdiction of       (Commission              (IRS Employer
   of incorporation)                  File Number)           Identification No.)

          c/o First Federal Savings Bank of Iowa, 825 Central Avenue,
                             Fort Dodge, Iowa 50501
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (515) 576-7531

                                 Not Applicable
          (Former name or former address, if changed since last report)

Item 1-6.    Not applicable.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

(c)          The following exhibits are filed with this Report:

             Exhibit No.  Description
             -----------  -----------

             99.1         Press release issued by North Central Bancshares, Inc.
                          (the "Company") on July 26, 2004, furnished in accordance with Item 12 of this Current Report on Form 8-K.

Item 8-11.   Not applicable.

Item 12.     Results of Operations and Financial Condition

         On July 26, 2004, the Company announced its earnings for the second quarter of the 2004 fiscal year. A copy of the press release dated July 26, 2004, describing second quarter earnings is attached at Exhibit 99.1.

         This information and Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                         NORTH CENTRAL BANCSHARES, INC.



                         By:     /s/ David M. Bradley
                                 --------------------
                         Name:   David M. Bradley
                         Title:  Chairman, President and Chief Executive Officer


Date: July 26, 2004

                                  EXHIBIT INDEX

Exhibit No.                        Description
------- ---                        -----------
    99.1                Press Release dated July 26, 2004.